SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2010

SPECTRASCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State of other jurisdiction of incorporation)	000-13092 (Commission File Number)	41-1448837 (I.R.S. Employer Identification No.)

11568-11 Sorrento Valley Road, San Diego, CA 92121
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 847-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 20, 2010, the Board of Directors of SpectraScience, Inc. (the “Company”) accepted the resignation of Jim Hitchin as Chief Executive Officer.  Mr. Hitchin’s resignation is effective immediately and the terms of  separation are being negotiated.

On October 20, 2010, the Board of Directors of the Company approved the appointment of Mark McWilliams, the Company’s Chairman of the Board, as interim Chief Executive Officer.

Mr. McWilliams, 53, has served as a Director of the Company since 2004.  Mr. McWilliams has served as the CEO of Medipacs, Inc a development stage infusion pump company since June 2007.  Prior to that, from December 2003 to November 2005 he was Director of Cell Imaging and Analysis at Beckman Coulter after the recent sale of Q3DM to Beckman in December 2003.

Mr. McWilliams was not appointed as interim Chief Executive Officer pursuant to any arrangement or understanding with any other person, and he has no reportable transactions under Item 404(a) of Regulation S-K.  There are no family relationships between Mr. McWilliams and any director or executive officer of the Company.

On October 20, 2010, the Board appointed Jim Dorst, the Company’s Chief Financial Officer, as its Chief Operating Officer.

Jim Dorst, 55, joined the Company in December 2007.  Prior to joining SpectraScience, Mr. Dorst was Chief Financial Officer of Aethlon Medical, Inc., a public medical device development company.  Before joining Aethlon, Mr. Dorst was Vice President of Finance and Operations for Verdisoft Corporation, a developmental-stage mobile-software developer acquired by Yahoo, Inc.  Previously, he held executive positions as SVP of Finance and Administration at SeeCommerce, COO/CFO of Omnis Technology Corp and CFO / SVP of Information Technology at Savoir Technology Group, Inc. (acquired by Avnet, Inc.).  Mr. Dorst practiced as a Certified Public Accountant with Coopers & Lybrand (PricewaterhouseCoopers) and holds an MS in Accounting and a BS in Finance from the University of Oregon.

Mr. Dorst was not appointed as Chief Operating Officer pursuant to any arrangement or understanding with any other person, and he has no reportable transactions under Item 404(a) of Regulation S-K.  There are no family relationships between Mr. Dorst and any director or executive officer of the Company.

Item 7.01 Regulation FD

On October 25, 2010, the Company issued a press release regarding Mr. Hitchin’s resignation as Chief Executive Officer and the appointment of Mr. McWilliams to serve as the Company’s acting Chief Executive Officer, as well as Mr. Dorst’s appointment to serve as Chief Operating Officer of the Company.  A copy of the press release is filed as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated October 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2010	SPECTRASCIENCE, INC. By: /s/ Jim Dorst
Jim Dorst Its: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 25, 2010